A MORTGAGE made on March 24, 1998

                  BETWEEN

                  UNIDIGITAL  INC.  (the  "Mortgagor"), a  company  incorporated
under  the laws of the  State of  Delaware  (registered  number      ) and whose
registered office is at 545 West 45th Street, New York, New York 10036

                  and

                  CANADIAN IMPERIAL BANK OF COMMERCE (the "Administrative Agent" pursuant to the Credit Agreement, dated as of March 24, 1998 among Unidigital Inc., the several lenders from time to time party thereto, and the Administrative Agent (the "Credit Agreement")) of 425 Lexington Avenue, New York, New York 10017.

                  IT IS AGREED as follows

                                 INTERPRETATION

                  1.1      In this Mortgage:

                  "Original Securities" means:

                  the securities listed in Schedule 1, which are all registered in the name of the Mortgagor;

                  "Sale Event" means any of the events mentioned in  clause 8.1;

                  "Secured Amounts" means the moneys and liabilities which the Mortgagor covenants in clause 2 to pay or discharge; and references to the Secured Amounts include (save in clauses 4.3 and 10.1) references to any part of them;

                  "Security Shares" means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Administrative Agent pursuant to clause 3;

                  "Security Interest" means any mortgage, charge, pledge, lien, right of set off or any security interest, howsoever created or arising;

                  references to the Original Securities or to the Security Shares include references to any of them; and

                  "mortgage" includes a transfer or assignment by way of mortgage.

                  1.2 Clause headings are for ease of reference only and shall not affect the interpretation of this Mortgage.

                  1.3 References in this Mortgage to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor.

                  1.4 References to the Mortgagor or the Administrative Agent include references to any person for the time being deriving title under each of them respectively.

                  1.5 References to this Mortgage are references to the same as from time to time varied, supplemented or amended in any manner or respect whatsoever, and in particular by variations which increase or otherwise affect the liability of the Mortgagor.

                         COVENANT TO PAY SECURED AMOUNTS

                  2.1 The Mortgagor covenants with the Administrative Agent that it will on demand pay to the Administrative Agent and discharge all moneys and liabilities whatsoever which now are or at any time hereafter (whether on or after any such demand) may become due, owning or payable, in any currency, to the Administrative Agent by the Mortgagor, actually or contingently, solely or jointly and/or severally with another or others, as principal or surety, on any current or other account, with reference to any bill, note or other security, in connection with any advance, loan, credit, instrument, guarantee or indemnity made or issued to, for or at the request of the Mortgagor or in any other manner whatsoever, including all amounts which may become payable or for which the Mortgagor may become liable under this Mortgage and all commission, discount and all banking, legal and other costs, charges and expenses whatsoever (on a full indemnity basis) and also all losses and damages that may be sustained, suffered or incurred by the Administrative Agent arising out of or in connection with any act, matter or thing done or to be done by the Mortgagor under this Mortgage or any document, arrangement or agreement between the Mortgagor and the Administrative Agent or any disclaimer of any of its contracts, agreements or arrangements or any of its liabilities or obligations to the Administrative Agent, and interest on the foregoing from the date of demand for payment being made until the date of actual payment or discharge.

                  2.2 Interest under clause 2.1 shall be payable at such rate or rates and upon such terms as may from time to time be agreed, and interest shall be computed and compounded according to the usual practice fro the time being of the Administrative Agent and shall be payable as well after as before any demand made, judgment obtained or liquidation or administration of the Mortgagor.

                                    MORTGAGE

                  3.1 The Mortgagor, with full title guarantee, hereby assigns and transfers absolutely by way of the first fixed mortgage and agrees to mortgage and charges and agrees to charge to the Administrative Agent as a continuing security for the payment and discharge of the Secured Amounts:

                  (a)      the Original Securities; and



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

                  (b) all other securities and all rights, moneys (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrue on or be offered in respect of the Original Securities whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever, but in each case so that the covenants implied by the Law of Property (Miscellaneous Provisions) Act 1994 (the "LP (MP) Act") in the mortgages and charges contained in or created pursuant to this Mortgage, are construed with the omission of:

                  (A) the words "other than any charges, encumbrances or rights which that person does not and could not reasonably be expected to know about" in section 3(1) LP MP Act; and

                  (B) section 6 (2) LP (MP) Act.

                  3.2 The Mortgagor shall procure that as soon as is practicable all the Original Securities and as soon as is practicable all and any other registered or registrable Security Shares shall be transferred to and registered in the name of the Administrative Agent (or such nominee as the Administrative Agent may direct) to be held on trust for the Administrative Agent.

                         CONTINUING AND PRIMARY SECURITY

                  4.1 This Mortgage shall be a continuing security, and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Administrative Agent is or will be entitled on such of the certificates or other documents of title to the Security Shares as may have been or may be deposited with or to the order of the Administrative Agent, which liens and other Security Interests shall remain in force independently of this Mortgage.

                  4.2 The Security Shares are hereby deposited and mortgaged to the Administrative Agent as primary and not as collateral security. Although, as between the Mortgagor and a third party, the Mortgagor may be only a surety for the third party in respect of the Secured Amounts and the Security Shares may be only a secondary or collateral security, nevertheless, as between the Mortgagor and the Administrative Agent, the Mortgagor shall be deemed to be a principal debtor, and the Security Shares shall be deemed to be a principal security for the Secured Amounts.

                  4.3 The liabilities and obligations of the Mortgagor under this Mortgage and the security constituted by this Mortgage shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever, except the proper and valid payment and discharge of all the Secured Amounts and, subject to clause 4.4 below, an absolute discharge or release of the Mortgagor signed by the Administrative Agent; and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Mortgagor (wholly or in part) or which would have afforded the Mortgagor any legal or equitable defence, and in relation to any winding up or dissolution of, or any change in constitution or corporate identity or loss or of corporate identity by, the Mortgagor, or any



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

other person; and, in addition, the Mortgagor further covenants with the Administrative Agent that if, by reason of any moneys or liabilities expressed or intended to be guaranteed to the Administrative Agent by the Mortgagor not being legally recoverable from such third party or for any other reason whatsoever, such moneys or liabilities (or any part of them) would not be recoverable from the Mortgagor as a surety then (notwithstanding that it was known to the Administrative Agent) they shall be fully recoverable from the Mortgagor as sole, original and independent obligor and the Mortgagor will pay or discharge them to the Administrative Agent upon demand.

                  4.4 Any such discharge or release referred to in clauses 4.3 or 10.1 and any composition or arrangement which the Mortgagor may effect with the Administrative Agent, shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Administrative Agent may previously have received or may thereafter receive from any person in respect of the Secured Amounts is set aside under any applicable law or proves to have become or been for any reason invalid.

                  4.5 Without prejudice to the generality of clause 4.3, none of the liabilities or obligations of the Mortgagor under this Mortgage shall be impaired, and the security constituted by this Mortgage shall not be impaired, by the Administrative Agent:

                  (a) releasing or granting any time or any indulgence whatsoever to the Mortgagor or any other person and, in particular, entering into any transaction or arrangements whatsoever with or in relation to the Mortgagor and/or any third party;

                  (b) taking, accepting, varying, dealing with, enforcing, abstaining from enforcing, surrendering or releasing any security for the Secured Amounts in such manner as it thinks fit, or claiming, proving for, accepting or transferring any payment in respect of the Secured Amounts in any composition by, or winding up of, the Mortgagor, and/or any third party or abstaining from so claiming, proving, accepting or transferring.

                  4.6 Rights may be exercised and demands may be under this Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security contained in this Mortgage under this Mortgage may be exercised and enforced, irrespective of:

                  (a) whether any demands, steps or proceedings are being or have been taken against the Mortgagor and/or any third party; or

                  (b) whether or in what order any security to which the Administrative Agent may be entitled in respect of the Secured Amounts is enforced.



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

                           WARRANTIES AND UNDERTAKINGS

                  5.1 The Mortgagor represents and warrants that:

                  (a) it is the sole legal and beneficial owner of all the Original Securities free of all Security Interests, encumbrances, trusts, equities and claims whatsoever (save under this Mortgage) and that all the Original Securities are fully paid up;

                  (b) it is or will be at such later time at which the relevant Security Shares (other than the Original Securities) become the subject of this Mortgage the sole legal and beneficial owner of all the Security Shares (other than the Original Securities) free from all Security Interests, encumbrances, trusts, equities and claims whatsoever (save under this Mortgage) and that all the Security Shares are or will at such date be fully paid-up;

                  (c) the Original Securities are all currently registered in the name of the Mortgagor; and

                  5.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding, it shall:

                  (a) pay to the Administrative Agent, upon demand, the amount of all expenses which it may incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security, together with interest on the amount of any payments made by the Administrative Agent in respect of such expenses in accordance with clause 2.2 from the date of payment until the date of repayment and as well after as before judgment and so that any amount payable hereunder may be debited to any account of the Mortgagor with the Administrative Agent;

                  (b) promptly pay all calls, instalments and other payments which may be made or become due in respect of the Security Shares and so that, in the event of default by the Mortgagor, the Administrative Agent may do so on behalf of the Mortgagor and clause 5.2(a) shall apply accordingly;

                  (c) forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Administrative Agent may, in its absolute discretion, at any time and from time to time specify:

                           (i) for enabling or assisting the Administrative Agent to perfect or improve its title to and security over the Security Shares;

                           (ii)     to   vest   the   Security  Shares   in  the
     Administrative Agent or its nominee or nominees;

                           (iii) to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Security Shares;



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

                           (iv) (after the occurrence of a Sale Event) to sell or dispose of the Security Shares; or

                           (v) otherwise to enforce any of the rights of the Administrative Agent under or in connection with this Mortgage;

                  (d) not (without the written consent of the Administrative Agent):

                           (i) create or permit to exist over all or part of the Security Shares (or any interest therein) any Security Interest (other than this Mortgage) whether ranking prior to, pari passu with or behind the security contained in this Mortgage;

                           (ii) sell, transfer or otherwise dispose of the Security Shares or any interest therein or attempt or agree to so dispose; or

                           (iii) permit any person other than the Mortgagor to be registered as or become the holder of the Security Shares;

                  (e) forward to the Administrative Agent all notices, reports, accounts, circulars and other documents relating to the Security Shares or which are sent to the holders of the Security Shares as soon as they are received;

                  (f) take such action as the Administrative Agent may in its absolute discretion direct, in respect of any proposed compromise, arrangement, capital reorganisation, conversion, exchange, repayment or take-over offer affecting or in respect of the Security Shares or any of them or any proposal made for varying or abrogating any rights attaching to the Security Shares or any of them;

                  (g) indemnify the Administrative Agent (and any of its nominees) on demand from and against all losses, actions, claims and liabilities which any of them may incur as holders of the Security Shares or any interest in the Security Shares; and

                  (h) ensure that other registered Security Shares which are not registered in the name of the Mortgagor or the Administrative Agent (or its nominee) are at all times registered in the names of persons who have executed declarations of trust in favour of the Mortgagor and the Administrative Agent in such forms as the Administrative Agent may specify, being (if at any time the Administrative Agent so requires) persons nominated by the Administrative Agent.

                              DIVIDENDS AND VOTING

                  6.1 Until a Sale Event shall have occurred, then:

                  (a) all and any cash dividends paid in respect of the Security Shares or any of them received by the Agent (or its nominee) shall, on request by the Mortgagor, be released to the Mortgagor; and



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

                  (b) subject to clause 5.2(f), the Administrative Agent will exercise all voting and other rights and powers attached to the Security Shares as the Mortgagor may from time to time in writing reasonably direct, and the Administrative Agent shall instruct any nominee for the time being registered as holder for the Security Shares accordingly.

                  6.2      Subject to clause 6.1:

                  (a) all and any dividends and other distributions accruing on or deriving from the Security Shares (notwithstanding that they may have accrued in respect of an earlier period) shall:

                           (i) if received by the Mortgagor (or any nominee of the Mortgagor) be held on trust and forthwith paid and transferred to the Administrative Agent; and

                           (ii) when and if received by the Administrative Agent (or its nominee) shall form part of the Security Shares and be held by the Administrative Agent on the terms of this Mortgage as additional security (and, if cash, be paid into a cash collateral deposit account and may be applied by the Administrative Agent at any time and from time to time thereafter in or towards the discharge of the Secured Amounts as the Administrative Agent thinks fit);

                  (b) the Administrative Agent may from time to time exercise (and may from time to time direct the exercise of) all voting and other rights and powers (by statute or otherwise) attached to or conferred on the Security Shares in such manner as the Administrative Agent (in its absolute discretion) thinks fit and the Mortgagor shall, and shall procure that any nominee of the Mortgagor shall, comply with any such directions of the Administrative Agent; and

                  (c) the Mortgagor shall (and shall procure that any nominee of the Mortgagor shall) forthwith agree to accept short notice for and to attend all or any meetings or class meetings of the holders of the Security Shares, to appoint proxies and exercise all voting and other rights and powers which may at any time be exercisable by the holders of the Security Shares as the Administrative Agent may from time to time direct.

                  6.3 The rights and powers attached to the Security Shares shall, for the purposes of clause 6.2(b), include (without limitation) all powers given to trustees by sections 10(3) and 10(4) of the Trustee Act 1925 (as amended) in respect of securities subject to a trust and shall be exercisable without any need for any further consent of authority of the Mortgagor.

                                POWER OF ATTORNEY

                  7. The Mortgagor hereby irrevocably and by way of security for the payment by it of the Secured Amounts and the performance of its obligations under this Mortgage appoints the Administrative Agent as its true and lawful attorney (with full power to appoint substitutes and to sub-delegate) on behalf of the Mortgagor and in the Mortgagor's



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

own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Administrative Agent may, in its sole and absolute discretion, consider to be necessary or advisable to perfect or improve its security over the Security Shares or to give proper effect to the intent and purposes of this Mortgage or to enable or assist in any way in the exercise of any power of sale of the Security Shares (whether arising under this Mortgage or implied by statute or otherwise).

                                      SALE

                  8.1 The  following  shall  constitute  Sale Events  under this
Mortgage:

                  (a) if the Mortgagor fails to pay on demand any of the Secured Amounts or any sum due to the Administrative Agent, under this Mortgage or otherwise;

                  (b) if the Mortgagor otherwise fails to comply with any of its obligations under this Mortgage; or

                  (c) if an Event of Default under the Credit Agreement has occurred and is continuing.

                  8.2 On the occurrence of a Sale Event, the Secured Amounts shall become due and on or any time after the occurrence of a Sale Event and without prior notice to the Mortgagor, the Administrative Agent exercise all the powers and rights of a mortgagee conferred by statute or otherwise and (without prejudice to the generality of the foregoing) may sell or otherwise dispose (and instruct any nominee of the Administrative Agent or the Mortgagor to sell or otherwise dispose) of all the title to and interest in the Security Shares or (as the Administrative Agent may elect and without prejudice to any later exercise of this power) the whole or part of the equitable interest divested of the legal title for such consideration (which may comprise or include shares or debentures), upon such terms and generally in such manner as the Administrative Agent may, in its sole and absolute discretion, think fit.

                  8.3 The provisions of the Law of Property Act 1925 (or any statutory re-enactment, variation or modification thereof or any law of similar effect in any jurisdiction) relating to the power of sale conferred by that Act are hereby varied so that section 103 shall not apply, and such provisions are hereby extended as set out in clause 8.2.

                  8.4 The Administrative Agent shall not be liable for any loss or damage occasioned by any sale or disposal of the Security Shares (or interest therein) or arising out of the exercise of or failure to exercise any of its powers under this Mortgage or for any neglect or default to pay any instalment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Security Shares.

                  8.5 The Administrative Agent shall be entitled to apply moneys arising from the exercise of its powers under this Mortgage or in respect of the Secured Amounts towards



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

the discharge of the Secured Amounts in such manner and order as the Administrative Agent may in its sole and absolute discretion think fit, with (subject to any rights of set off, combination or retention) any surplus being paid to the Mortgagor or any other person who may be entitled to it.

                  8.6 All moneys from time to time received by the Administrative Agent from the Mortgagor or any person or persons in respect of the Secured Amounts or otherwise on the realisation or enforcement of the security contained in this Mortgage may be applied by the Administrative Agent either as a whole or in such proportion as the Administrative Agent shall think fit to any account or item of account or any transaction and, without limitation, the Administrative Agent may in its absolute discretion at all times pending the payment to the Administrative Agent of all the Secured Amounts place and keep to the credit of a separate or suspense account any money received by the Administrative Agent from the Mortgagor or such other persons for so long and in such manner as the Administrative Agent may determine without any obligation to apply the same or any part thereof in or towards the discharge of any of the Secured Amounts.

                               OTHER SECURITY ETC.

                  9.1 Section 93 of the Law of Property Act 1925 (restricting rights of consolidation of mortgages) (or any statutory re-enactment, variation or modification thereof or any law of similar effect in any jurisdiction) shall not apply in relation to this Mortgage.

                  9.2 This security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which Administrative Agent may hold now or hereafter in connection with the Secured Amounts or the obligations of any other person liable for any of the Secured Amounts and the Administrative Agent shall be under no obligation to take any steps to call in or to enforce any security for the Secured Amounts or the obligations of any other person liable for any of the Secured Amounts and shall not be liable to the Mortgagor or any other person for any loss arising from any omission on the part of the Administrative Agent to take any such steps or for the manner in which the Administrative Agent shall enforce or refrain from enforcing any such security.

                  9.3  Without  prejudice  to  clause  5.2(d)   (restriction  on
Security Interests), if the Administrative Agent receives notice of any Security Interest or any other interest affecting the Security Shares:

                  (a) the Administrative Agent may open a new account with the Mortgagor and, if it does not, it shall nevertheless be deemed to have done so at the time it received such notice; and

                  (b) all payments received by the Administrative Agent from the Mortgagor or, in respect of the Secured Amounts, from any other person after the Administrative Agent receives such notice shall be credited or deemed to have been credited to the new account, and in no circumstances whatsoever shall operate to reduce the Secured Amounts as at the time the Administrative Agent received such notice.

                  9.4 If there are any Security Interests having priority to the security contained in this Mortgage in respect of all or any part of the Security Shares then:

                  (a) if any proceedings or steps are being taken to exercise or enforce any powers or remedies conferred by such prior Security Interest against the Security Shares, the Administrative Agent may (but without prejudice to any rights the Administrative Agent may have under statute or otherwise) redeemed such prior Security Interest or procure the transfer thereof to itself and may settle and pass the accounts of the prior charges and any accounts so settled and passed shall be conclusive and binding on the Mortgagor and the principal, interest, costs, charges and expenses of and incidental to such redemption or transfer shall be paid to the Administrative Agent on demand with interest in accordance with clause 2.2 and, until payment, the Security Shares shall stand as a security for the amount to be paid; and

                  (b) all the powers, authorities and discretions conferred by a prior Security Interest upon the chargee or any receiver thereunder shall be exercisable by the Administrative Agent in like manner as if the same were expressly included herein and the Administrative Agent shall be entitled to exercise all the powers, authorities and discretions of an administrative receiver, receiver, manager or receiver and manager appointed thereunder.

                  9.5 If the Mortgagor has more than one account with the Administrative Agent, the Administrative Agent may, at any time and without prior notice to the Mortgagor, transfer all or part of any credit balance on any such account to any other account which may then be in debit or otherwise apply the credit balance in or towards satisfying the Secured Amounts, whether or not the credit balance and the account in debit or the Secured Amounts are expressed in the same currency, and the Administrative Agent is hereby authorised to effect any necessary conversions at its prevailing rates of exchange.

                                  REASSIGNMENT

                  10.1 At such time as the Mortgagor has no further obligations, (actual or contingent, present or future, joint or several) to the
Administrative Agent and none of the Secured Amounts remains outstanding, the Administrative Agent shall at the request and cost of the Mortgagor execute such documents and procure that its nominees execute such documents as the Mortgagor may reasonably request and which may be required to reassign (subject to the provisions of clause 4.4) all its then right, title and interest in and to such of the Security Shares then held by the Administrative Agent (or its nominee) to the person entitled to the Security Shares.

                  10.2 If the Administrative Agent or its nominee or nominees shall be required to transfer the Security Shares pursuant to clause 10.1 or otherwise, the Administrative Agent may require the transferee to accept delivery, transfer or registration of other securities of the same type, class and denomination in lieu of the Security Shares and ensure that its nominees (if any) do likewise.

                             EXPENSES AND INDEMNITY

                  11.1 The Mortgagor further covenants with the Administrative Agent to reimburse or pay to the Administrative Agent (on the basis of a full indemnity) the amount of all costs (including legal costs), charges and expenses incurred by the Administrative Agent in connection with:

                  (a) the preparation, registration or perfecting of this Mortgage (or the security therein contained), or any other document entered into between the Mortgagor and the Administrative Agent;

                  (b) the exercise, or the attempted or purported exercise, or the consideration of the exercise, by or on behalf of the Administrative Agent of any of the powers of the Administrative Agent, and the enforcement, preservation or attempted preservation of this Mortgage or the Security Shares of any other action taken by or on behalf of the Administrative Agent with a view to or in connection with the recovery by the Administrative Agent of the Secured Amounts from the Mortgagor or any other person; and

                  (c) the carrying out or consideration of any other act or matter which the Administrative Agent may consider to be for the preservation, improvement or benefit of the Security Shares.

                  11.2 The Mortgagor hereby agrees to indemnify the Administrative Agent against all losses, claims, costs (including legal costs) expenses, demands and liabilities whether in contract, tort, or otherwise now or hereafter sustained or incurred by the Administrative Agent or by any person for whose liability, act or omission the Administrative Agent may be answerable for or in connection with anything done or omitted under this Mortgage or any other document, agreement or arrangement entered into between the Mortgagor and the Administrative Agent or in the exercise or purported exercise of the powers herein contained or occasioned by any breach by the Mortgagor or any of its covenants or other obligations to the Administrative Agent or in consequence of any payment in respect of the Secured Amounts (whether made by the Mortgagor or a third person) being declared void or impeached for any reason whatsoever.

                  11.3 Any amounts for which the Company shall be liable under sub-clauses 11.1 or 11.2 shall be payable on demand and shall bear interest in accordance with clause 2.2 from the dates or dates on which they were paid, incurred or charged by the Administrative Agent and such amounts and interest may be debited by the Administrative Agent to any account of the Mortgagor, but shall, in any event, form part of the Secured Amounts and accordingly be secured on the Security Shares under the Security contained in this Mortgage.



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                  11.4 All sums of  whatsoever  nature  which are payable by the
Mortgagor under this Mortgage and which are now or at any time hereafter become subject to Value Added Tax or any similar tax shall be deemed to be exclusive of Value Added Tax or any similar tax and the Mortgagor in addition to such sums will indemnify the Administrative Agent from and against all claims and liabilities whatsoever in respect thereof.

                               FURTHER PROVISIONS

                  12.1 The Administrative Agent may at any time and from time to time without notice and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any of its existing accounts including accounts in the name of the Administrative Agent or of the Mortgagor jointly with others and may set off or transfer any credit balance or any sum standing to the credit of any account (whether or not the same is due to the Mortgagor by the Administrative Agent and whether or not the credit balance and the account in debit or the Secured Amounts are expressed in the same currency) in or toward satisfaction of any of the Secured Amounts and may in its absolute discretion estimate the amount of any liability of the Mortgagor which is contingent or unascertained and thereafter set off such estimated amount and no amount shall be payable by the Administrative Agent to the Mortgagor unless and until all Secured Amounts have been ascertained and fully repaid or discharged.

                  12.2 If any amount is received or recovered by the Administrative Agent in respect of the Secured Amounts (whether pursuant to a judgment or otherwise) in a currency (the "other currency") other than the currency in which the Secured Amounts are payable (the "original currency"), then the Administrative Agent may convert the other currency into the original currency and the Administrative Agent shall calculate the amount of the original currency it would have received if the other currency was used to purchase the original currency on the date of receipt or recovery and if such amount is less than the amount payable by the Mortgagor in the original currency, the Mortgagor, as a separate and independent obligation shall indemnify the Administrative Agent against any loss sustained by the Administrative Agent as a result (including any premium, commission, transfer or other costs incurred or charged by the Administrative Agent).

                  12.3 If the Mortgagor fails to pay or discharge any part of the Secured Amounts when due, the Administrative Agent from time to time may purchase an amount of the currency in which such sum is due with any other currency or currencies and the Mortgagor's obligation thereafter shall be to pay to the Administrative Agent the amount of the other currency or currencies so purchased.

                  12.4 Any document required to be executed under the seal of the Administrative Agent under or in connection with this Mortgage shall be validly executed if executed under the seal of a duly authorised attorney of the Administrative Agent.

                  12.5 Any notice or demand under this Mortgage to or upon the Mortgagor shall be in writing and shall be deemed to have been properly served upon the Mortgagor if delivered personally or if sent by telex, rapifax or prepaid first-class letter post to its registered office for the time being or to any one of its principal places of business for the time being. Any such notice or demand:

                  (a) which is sent by telex or rapifax, shall be deemed to have been properly served upon the Mortgagor two hours after the time of dispatch;

                  (b) which is sent by first-class prepaid letter post and is posted before the last collection of letters from the letter box in which it was posted has been made on any day, shall be deemed to have been properly served upon the Mortgagor at 10:00 a.m. on the next succeeding day upon which a delivery of letters is made.

                  12.6 In any action, proceedings or claim relating to this Mortgage or the security contained in this Mortgage, a statement as to any amount due to the Administrative Agent or of the Secured Amounts or any part thereof which is certified as being correct by an officer of the Administrative Agent shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

                  12.7 The rights of the Administrative Agent are cumulative, may be exercised as often as it considers appropriate and are in addition to its rights under general law; and the rights of the Administrative Agent (whether arising under this Mortgage or under general law) shall not be capable of being waived or varied otherwise than by express waiver or variation in writing; and, in particular, any failure to exercise or any delay in exercising any such rights shall not operate as a variation or waiver of that or any other such right; any defective or partial exercise of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or variation of any such right.

                  12.8 If any provisions of this Mortgage become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired but shall remain in full force and effect.

                  12.9 The  Administrative  Agent may  assign  all or any of its rights under this Mortgage and any successor to or assignee of the Administrative Agent shall be entitled to the full benefits of this Mortgage and this Mortgage shall remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Administrative Agent nor any amalgamation or consolidation with any other company.

                  12.10 This Mortgage is governed by, and shall be construed in accordance with, the law of England.

                  12.11 The Mortgagor and the Administrative Agent agree that the courts of England are to have non-exclusive jurisdiction over any matter which may be in dispute under this Mortgage, and the Mortgagor irrevocably submits to the jurisdiction of such court.

DULY DELIVERED AS A DEED by UNIDIGITAL INC. on the date inserted above.


EXECUTED as a DEED        under the                      )
COMMON SEAL of UNIDIGITAL INC.                           )
in the presence of:                                      )



     Director:/s/ William E. Dye
              ---------------------------------------


     Assistant Secretary:/s/ Peter Saad
                         --------------------------------------


OR


EXECUTED as a DEED       by                              )
UNIDIGITAL INC. acting by two                            )
Directors/Director and the Secretary                     )



     Director:
              ---------------------------------------


     Secretary:
               --------------------------------------

/s/ William J. Koslo
-----------------------------------------------------
for and on behalf of CANADIAN IMPERIAL BANK OF
COMMERCE

                                   SCHEDULE 1

              AMOUNT OR
         NUMBER OF SECURITY                   DESCRIPTION OF REGISTERED SECURITY

668 SHARES @(pounds)0.01                             Certificate No. 10



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